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                                                             EXHIBIT 99.906 CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Richard T. Hale, President of DB Hedge Strategies Fund, LLC (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 7, 2004                      /s/ Richard T. Hale
      ------------                      --------------------------
                                        Richard T. Hale, President
                                        (principal executive officer)


I, Alexandra Toohey, Treasurer of DB Hedge Strategies Fund, LLC (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 7, 2004                      /s/ Alexandra Toohey
      ------------                      -------------------------------
                                        Alexandra Toohey, Treasurer
                                        (principal financial officer)